UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2014

Silver Eagle Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36025 (Commission File Number)	80-0914174 (I.R.S. Employer Identification Number)

1450 2nd Street, Suite 247 Santa Monica, California (Address of principal executive offices)	90401 (Zip code)

(310) 276-1219
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting firm for Silver Eagle Acquisition Corp. (the “Company”). As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Company.

The audit report of Rothstein Kass on the Company’s financial statements for the year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. As the Company was formed on April 11, 2013, the Company did not have financial statements for the year ended December 31, 2012.

During the period from April 11, 2013 (the date of the Company’s inception) through December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no disagreements between the Company and Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference to the subject matter of the disagreements in their report on the Company’s financial statements for such year.

During the period from April 11, 2013 (the date of the Company’s inception) through December 31, 2013 and through the subsequent interim period preceding Rothstein Kass’s resignation, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Rothstein Kass a copy of the disclosures in this Form 8-K prior to the filing of this Form 8-K with the SEC and requested that Rothstein Kass furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter, dated July 7, 2014, is filed as Exhibit 16.1 to this Form 8-K.

The Company is actively seeking a new independent registered public accounting firm. As required by SEC rules, the Company will disclose its engagement of a new independent registered public accounting firm once the engagement has been finalized.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

16.1	Letter from Rothstein Kass to the Securities and Exchange Commission dated July 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 7, 2014

Silver Eagle Acquisition Corp.

By:	/s/ James A. Graf
James A. Graf
Vice President, Chief Financial Officer, Treasurer and Secretary

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit

16.1	Letter from Rothstein Kass to the Securities and Exchange Commission dated July 7, 2014.